UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2022

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

(Exact name of Registrant as Specified in Its Charter)

Alberta, Canada	001-39061	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7303 30th Street S.E.

Calgary, Alberta, Canada T2C 1N6

(Address of principal executive offices, including zip code)

(403) 723-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	DRTT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02.	Results of Operations and Financial Condition.

On July 27, 2022, DIRTT Environmental Solutions Ltd. (“the Company”) issued a press release announcing its financial results for the quarter ended June 30, 2022. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated into this Item 2.02 by reference.

The information set forth under Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Senior Vice President, General Counsel and Corporate Secretary

On July 27, 2022, Charles R. Kraus’s employment with the Company and his appointment as Senior Vice President, General Counsel and Corporate Secretary of the Company ceased pursuant to the without just cause termination provisions of Mr. Kraus’ Executive Employment Agreement with the Company. As a result, Mr. Kraus will be entitled to the rights and payments set forth in Section 9 of his Executive Employment Agreement for a termination without just cause, subject to the conditions stated therein. Mr. Kraus’ Executive Employment Agreement is filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed on May 6, 2020. The foregoing summary of Mr. Kraus’s rights under the Executive Employment Agreement does not purport to be complete and is qualified in its entirety by reference to that agreement, which is incorporated herein by reference.

Departure of Chief Financial Officer

On July 27, 2022, Geoffrey D. Krause announced, and the Board accepted, his retirement as Chief Financial Officer of the Company. In connection with Mr. Krause’s retirement, the Board determined that Mr. Krause will be entitled to the rights and payments set forth in Section 9 of his Executive Employment Agreement as if he had been terminated by the Company without just cause, subject to the conditions stated therein. Mr. Krause’s Executive Employment Agreement is filed as Exhibit 10.9 to the Company’s Registration Statement on Form 10, filed on September 20, 2019. The foregoing summary of Mr. Krause’s rights under the Executive Employment Agreement does not purport to be complete and is qualified in its entirety by reference to that agreement, which is incorporated herein by reference.

Appointment of Senior Vice President, Talent, General Counsel and Corporate Secretary

On July 24, 2022, the Company’s Board of Directors appointed Nandini Somayaji to serve as the Company’s Senior Vice President, Talent, General Counsel and Corporate Secretary, effective July 27, 2022. Ms. Somayaji, 38, has been with the Company since March 2017, most recently as the Company’s Associate General Counsel and Assistant Corporate Secretary since January 2019. Prior to joining DIRTT, Ms. Somayaji was an associate at Deloitte LLP from 2012 to 2017 and an associate at Bennett Jones LLP from 2009-2012. Ms. Somayaji obtained a Bachelor of Commerce degree from the University of Alberta and a Juris Doctor degree from the University of Toronto.

Ms. Somayaji does not have any family relationship with any other director or executive officer of the Company, nor has she entered into any transactions since January 1, 2022, or any currently proposed transaction, with a director or executive officer (or immediate family member thereof) of the Company, exceeding $120,000, in which she had or will have a direct or indirect material interest.

The Company and Ms. Somayaji entered into an executive employment agreement (the “Employment Agreement”) dated December 24, 2019, under which Ms. Somayaji is entitled to certain remuneration, benefits and rights on termination, and which subjects Ms. Somayaji to certain ongoing and post-termination obligations and restrictive covenants. The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which will be filed as an exhibit to a subsequent Company filing.

On November 7, 2019, the Company entered into its standard form of indemnification agreement with Ms. Somayaji, which requires the Company to indemnify these individuals to the fullest extent permitted under the Business Corporations Act (Alberta) and to such greater extent as applicable law may hereafter from time to time permit. The foregoing description of the indemnification agreements does not purport to be complete and should be read in conjunction with and is qualified in its entirety by reference to such agreement, a copy of which will be filed as an exhibit to a subsequent Company filing.

Item 7.01	Regulation FD

The Company issued a press release announcing the officer changes on July 27, 2022. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1*	Press release dated July 27, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIRTT Environmental Solutions Ltd.

Date: July 27, 2022	By:	/s/ Nandini Somayaji
Nandini Somayaji
Senior Vice President, Talent
General Counsel and Corporate Secretary

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